Exhibit 10.8

PTC Therapeutics, Inc.

Restricted Stock Agreement
Granted Under 2013 Stock Incentive Plan

AGREEMENT made this [        ], 2013, between PTC Therapeutics, Inc., a Delaware corporation (the “Company”), and [                                                ] (the “Participant”).

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.                                      Issuance of Shares.

The Company shall issue to the Participant, and the Participant shall receive from the Company, subject to the terms and conditions set forth in this Agreement and in the Company’s 2013 Stock Incentive Plan (the “Plan”), [            ] shares (the “Shares”) of common stock, $0.001 par value, of the Company (“Common Stock”) in exchange for past and future services provided by the Participant.  The Company shall issue to the Participant one or more certificates in the name of the Participant for that number of Shares issued to the Participant.  The Participant agrees that the Shares shall be subject to the forfeiture provisions set forth in Section 2 of this Agreement, the restrictions on transfer set forth in Section 3 of this Agreement and the purchase option set forth in Section 4 of this Agreement.

2.                                      Forfeiture Provisions.

(a)                                 Except as otherwise set forth in this Section 2, in the event that the Participant ceases to perform services for the Company for any reason or no reason, with or without cause, prior to the second anniversary of the Vesting Commencement Date (as defined below), any Unvested Shares (as defined below) as of such date shall immediately and automatically, with no action required on the part of the Company or the Participant, be forfeited back to the Company for no consideration.  Upon such forfeiture, the Participant shall have no further rights with respect to the Unvested Shares.

[For departing directors:  There shall be no Shares subject to forfeiture and therefore no “Unvested Shares”.] / [For all other recipients:  “Unvested Shares” means the total number of Shares multiplied by the Applicable Percentage at the time of the forfeiture.  The “Applicable Percentage” shall be (i) 100% during the period ending on the first anniversary of the Vesting Commencement Date, (ii) 50% during the period ending on the second anniversary of the Vesting Commencement Date and (iii) zero on or after the second anniversary of the Vesting Commencement Date.  For purposes of this Agreement, “Vesting Commencement Date” shall mean [                          ].]

(b)                                 Upon a Change in Control (as defined in Section 4(g)(2) below) of the Company, the vesting schedule of the Shares shall be accelerated in full so that all then Unvested

Shares shall immediately become free from the forfeiture provisions immediately prior to such Change in Control.

(c)                                  In the event that the Participant’s service with the Company is terminated on account of the Participant’s death, Disability (as defined below) or termination by the Company without Cause (as defined below), the vesting schedule of the Shares shall be accelerated in full so that all then Unvested Shares shall immediately become free from the forfeiture provisions as of the date of such termination.  For purposes of this Agreement, “Disability” shall have the meaning set forth in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.  For purposes of this Agreement, “Cause” shall exist upon (i) a good faith finding by the Board of Directors of the Company (A) of repeated and willful failure of the Participant after written notice to perform his or her reasonably assigned duties for the Company, or (B) that the Participant has engaged in dishonesty, gross negligence or misconduct, which dishonesty, gross negligence or misconduct has had a material adverse effect on the business or affairs of the Company; (ii) the conviction of the Participant of, or the entry of a pleading of guilty or nolo contendere by the Participant to, any crime involving moral turpitude or any felony; or (iii) a breach by the Participant of any material provision of any invention and non-disclosure agreement or non-competition and non-solicitation agreement with the Company, which breach is not cured within ten days written notice thereof.

(d)                                 For purposes of this Agreement, service with the Company shall include service with a parent or subsidiary of the Company and service to the Company as an advisor, consultant or member of the Board of Directors of the Company.

3.                                      Restrictions on Transfer.

(a)                                 The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, that are subject to the forfeiture provisions set forth in Section 2 of this Agreement, except that the Participant may transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the forfeiture provisions set forth in Section 2 of this Agreement and the right of first refusal set forth in Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.

(b)                                 The Participant shall not transfer any Shares, or any interest therein, that are no longer subject to the forfeiture provisions set forth in Section 2 of this Agreement, except in accordance with Section 4 below.

4.                                      Right of First Refusal.

(a)                                 If the Participant proposes to transfer any Shares that are no longer subject to the forfeiture provisions set forth in Section 2 of this Agreement, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company.  The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b)                                 For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice.  In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period.  Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company.  Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares;  provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c)                                  If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice.  Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 3 and the right of first refusal set forth in this Section 4) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(d)                                 After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e)                                  The following transactions shall be exempt from the provisions of this Section 4:

(1)                                 a transfer of Shares to or for the benefit of any Approved Relatives, or to a trust established solely for the benefit of the Participant and/or Approved Relatives;

(2)                                 any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3)                                 the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 3 and the right of first refusal set forth in this Section 4) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(f)                                   The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g)                                  The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1)                                 the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2)                                 the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).  A transaction of the type contemplated by this Section 4(g)(2) is herein referred to as a “Change in Control” of the Company.

(h)                                 The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.                                      Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock, whether any transaction described in clause (a) or (b) is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days from the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

6.                                      Escrow.

The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A.  The Joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder.  The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit B, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder.  Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

7.                                      Restrictive Legends.

All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“The shares of stock represented by this certificate are subject to forfeiture provisions, restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required.”

8.                                      Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

9.                                      Investment Representations.

The Participant represents, warrants and covenants as follows:

(a)                                 The Participant is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b)                                 The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

(c)                                  The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(d)                                 The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e)                                  The Participant understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

10.                               Withholding Taxes; Section 83(b) Election.

(a)                                 The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of the Shares by the Participant or the lapse of the forfeiture provisions set forth in Section 2 of this Agreement.

(b)                                 The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  The Participant understands that it may be beneficial in many circumstances to elect to be taxed at the time the Shares are granted by the Company rather than when and as the forfeiture provisions set forth in Section 2 of this Agreement expire by filing an election under Section 83(b) of the Internal Revenue Code of 1986 with the I.R.S. within 30 days from the date of grant by the Company.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY THE PARTICIPANT’S RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

11.                               Miscellaneous.

(a)                                 No Rights to Service.  The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or purchasing shares hereunder), advisor to the Company or member of the Company’s Board of Directors.  The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee, director or advisor for the vesting period, for any period, or at all.

(b)                                 Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c)                                  Waiver.  Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d)                                 Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 3 and 4 of this Agreement.

(e)                                  Notice.  All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 11(e).

(f)                                   Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g)                                  Entire Agreement.  This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(h)                                 Amendment.  This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

(i)                                     Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflict of law principles.

(j)                                    Participant’s Acknowledgments.  The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of WilmerHale is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PTC Therapeutics, Inc.

By:
Name:
Title:
Address:

PARTICIPANT:

Name:
Address:

Signature Page to Restricted Stock Agreement

Exhibit A

Joint Escrow Instructions

PTC Therapeutics, Inc.

Joint Escrow Instructions

[ , 20 ]

PTC Therapeutics, Inc.

Middlesex Business Center

100 Corporate Court

South Plainfield, NJ  07080

Attn:  Secretary

Dear Sir:

As Escrow Agent for PTC Therapeutics, Inc., a Delaware corporation (the “Company”), and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached, and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:

1.                                      Appointment.  Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares.  For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property.  Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated.  Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

2.                                      Closing of Purchase.

(a)                                 Upon any purchase by the Company of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the number of Shares to be purchased, the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the “Closing”) at the principal office of the Company.  Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

(b)                                 At the Closing, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver the same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

3.                                      Withdrawal.  The Holder shall have the right to withdraw from this escrow any Shares as to which forfeiture provisions set forth in Section 2 of the Agreement have terminated or expired.

4.                                      Duties of Escrow Agent.

(a)                                 Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

(b)                                 You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

(c)                                  You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(d)                                 You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

(e)                                  You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

(f)                                   Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party.  In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.

(g)                                  If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(h)                                 It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

(i)                                     These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

(j)                                    The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 4(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.

5.                                      Notice.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: President

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.

6.                                      Miscellaneous.

(a)                                 By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

(b)                                 This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

PTC Therapeutics, Inc.

By:
Name:
Title:

HOLDER:

Name:

Address:

Date Signed:

ESCROW AGENT:

Secretary

Exhibit B

Stock Assignment Separate from Certificate

(Stock Assignment Separate from Certificate)

FOR VALUE RECEIVED, I hereby sell, assign and transfer unto                                                                           (                  ) shares of Common Stock, $0.001 par value per share, of PTC Therapeutics, Inc. (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint Wilmer Cutler Pickering Hale and Dorr LLP attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

Name:

NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever.